UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2022

________________________

SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

________________________

Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2022, the Board of Directors of Salisbury Bancorp, Inc. (“Salisbury”), NASDAQ: “SAL”, the holding company for Salisbury Bank and Trust Company (the “Bank”), approved Amendment Two (the “Amendment”) to the Salisbury Bancorp, Inc. 2017 Long Term Incentive Plan (the “Plan”) effective as of June 1, 2022, (the “Amendment Effective Date”).

The Amendment adjusts the shares available under the Plan to account for the two-for-one stock split declared by Salisbury, effective as of June 30, 2022, by increasing the aggregate number of shares under the Plan, including those previously issued and those currently available for issuance, to Four Hundred Thousand (400,000), all of which are available for grant as Stock Options (or Incentive Stock Options), and, of this number, the maximum number of shares that have or may be issued as Restricted Stock or Restricted Stock Units shall be Three Hundred Thousand (300,000). In addition, subject to adjustment as provided in Sections 5.2 and 13.1 of the Plan, the maximum number of shares that maybe issued to any one employee shall be One Hundred Thousand (100,000) shares (which represents 25% of the available awards under the Plan), all of which may be issued in any one year and all of which may be issued as Incentive Stock Options.

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits.

Exhibit Number	Description
10.1	Amendment Two to the Salisbury Bancorp, Inc. 2017 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: June 23, 2022	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer